UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2018

PERCEPTRON, INC.
(Exact name of registrant as specified in its charter)

Michigan	0-20206	38-2381442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-02461
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                  (734) 414-6100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 20, 2018, Perceptron Inc. (the “Company”) entered into a First Amendment to the First Amended and Restated Rights Agreement (the “Amendment”), which amends the First Amended and Restated Rights Agreement, dated August 20, 2015, between the Company with American Stock Transfer & Trust Company, LLC, as rights agent, (“Rights Agreement”).

The Amendment extends the Final Expiration Date (as defined in the Rights Agreement) from August 20, 2018 to August 20, 2021.  At the Company’s 2018 Annual Meeting of the Shareholders (the “Annual Meeting”), the shareholders will be asked to vote to ratify the Rights Agreement, as amended by the Amendment.  If shareholder approval of the Rights Agreement, as amended by the Amendment, is not obtained, the Rights Agreement will automatically terminate upon final adjournment of the Annual Meeting.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.3 hereto and incorporated herein by reference, and the Rights Agreement, which is filed as Exhibit 4.2 hereto and incorporated herein by reference.

Item 3.03MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS

The information set forth above in Item 1.01 is incorporated into this Item 3.03 by reference.

Item 9.01 Financial Statements and Exhibits

D.	Exhibits.

Exhibit No.	Description
4.1

Form of certificate representing Rights (included as Exhibit B to the First Amendment to the First Amended and Restated Rights Agreement filed herewith as Exhibit 4.3). Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the earlier of (i) ten business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding shares of the Common Stock (such public announcement date being the “Shares Acquisition Date”) (or, if pursuant to a Permitted Offer (as defined in the Rights Agreement) such later date as fixed by the Board of Directors) or (ii) ten business days (or such later date as may be determined by the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement or announcement of an intention to commence a tender offer or exchange offer by any person if, upon consummation thereof, such person would be an Acquiring Person, other than as a result of a Permitted Offer.

4.2

First Amended and Restated Rights Agreement, dated as of August 20, 2015 between Perceptron, Inc. and American Stock Transfer & Trust Company, LLC is incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on August 24, 2015.

4.3	First Amendment to the First Amended and Restated Rights Agreement, dated as of August 20, 2018 between Perceptron, Inc. and American Stock Transfer & Trust Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perceptron, Inc.
(Registrant)

Date: August 20, 2018	By:	/s/ David L. Watza
David L. Watza
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive and Financial Officer)

4